Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions [Text Block]
Note 2 – Acquisitions
ACMP
On December 20, 2012, we purchased approximately 24 percent of ACMP’s outstanding limited partnership units and 50 percent of the ACMP general partner 2 percent interest which included IDRs for approximately $2.19 billion in cash, including transaction costs. We accounted for these acquired interests as equity-method investments.
On July 1, 2014, we acquired control of ACMP (ACMP Acquisition) through the acquisition of an additional 26 percent of ACMP’s outstanding limited partnership units and the remaining 50 percent interest in the general partner for $5.995 billion in cash. The acquisition was funded through the issuance of equity (see Note 15 – Stockholders' Equity) and debt, credit facility borrowings, and cash on hand.
At the time of acquisition, ACMP owned, operated, developed, and acquired natural gas gathering systems and other midstream energy assets. The purpose of the acquisition was to enhance our position in the Marcellus and Utica Shale plays, provide additional diversity via the Eagle Ford, Haynesville, Barnett, Mid-Continent, and Niobrara areas, and to fortify our stable, fee-based business model and support our dividend growth strategy.
Our basis in ACMP reflects business combination accounting, which, among other things, requires identifiable assets acquired and liabilities assumed to be measured at their acquisition-date fair values. Prior to the ACMP Acquisition we accounted for our investment in ACMP using the equity method. The acquisition-date fair value of our equity-method investment in ACMP was $4.6 billion. As a result of remeasuring our equity-method investment to fair value, for the year ended December 31, 2014 we recognized a $2.5 billion noncash gain within the Gain on remeasurement of equity-method investment line item in the Consolidated Statement of Operations.
The valuation techniques used to measure the acquisition-date fair value of the ACMP Acquisition, including our previous equity-method investment in ACMP, consisted of valuing the limited partner units and general partner interest separately. The limited partner units, consisting of common and Class B units, were valued based on ACMP’s closing common unit price at July 1, 2014. The general partner interest, including IDRs, was valued on a noncontrolling basis using an income approach based on a discounted cash flow analysis and a market comparison analysis based on comparable guideline companies and an implied fair value from our purchase.
The following table presents the allocation of the acquisition-date fair value of the major classes of the assets acquired, which are presented in the Williams Partners segment, liabilities assumed, and noncontrolling interest at July 1, 2014. The fair value of accounts receivable acquired equaled contractual amounts receivable. Changes to the preliminary allocation disclosed in Exhibit 99.1 of our Form 8-K dated May 6, 2015, which were recorded in the first quarter of 2015, reflect an increase of $150 million in Property, plant, and equipment and $25 million in Goodwill, and a decrease of $168 million in Other intangible assets and $7 million in Investments. These adjustments during the measurement period were not considered significant to require retrospective revisions of our financial statements.

(Millions)
Accounts receivable	$168
Other current assets	63
Investments	5,865
Property, plant, and equipment	7,165
Goodwill	499
Other intangible assets	8,841
Current liabilities	(408)
Debt	(4,052)
Other noncurrent liabilities	(9)
Noncontrolling interest in ACMP’s subsidiaries	(958)
Noncontrolling interest in ACMP	(6,544)

Other intangible assets recognized in the acquisition are related to contractual customer relationships from gas gathering agreements with our customers. The basis for determining the value of these intangible assets was estimated future net cash flows to be derived from acquired contractual customer relationships discounted using a risk-adjusted discount rate. These intangible assets are being amortized on a straight-line basis over 30 years during which contractual customer relationships are expected to contribute to our cash flows. As estimated at the time of acquisition, approximately 56 percent of the expected future revenues from these contractual customer relationships were impacted by our ability and intent to renew or renegotiate existing customer contracts. We expense costs incurred to renew or extend the terms of our gas gathering, processing, and fractionation contracts with customers. Based on the estimated future revenues during the current contract periods (as estimated at the time of acquisition), the weighted-average periods to the next renewal or extension of the existing customer contracts were approximately 17 years.
The noncash adjustment to record the fair value of the noncontrolling interest in ACMP was determined based on the common units and ACMP’s closing common unit price at July 1, 2014.
The following unaudited pro forma Total revenues and Net income (loss) attributable to The Williams Companies, Inc. for the year ended December 31, 2014, are presented as if the ACMP Acquisition had been completed on January 1, 2014. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the period indicated, nor do they purport to project Total revenues or Net income (loss) attributable to The Williams Companies, Inc. for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transactions or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

December 31,
2014
(Millions)
Total revenues	$8,181
Net income (loss) attributable to The Williams Companies, Inc.	$622

Significant adjustments to pro forma Net income (loss) attributable to The Williams Companies, Inc. include the removal of the previously described $2.5 billion gain on remeasurement of equity-method investment, and include additional depreciation and amortization expense associated with reflecting the acquired investments, property, plant, and equipment, and other intangible assets at fair value. The adjustments assume estimated useful lives of 30 years. Other significant adjustments to pro forma Net income (loss) attributable to The Williams Companies, Inc. include interest expense related to debt financing associated with the acquisition as well as Net income (loss) attributable to noncontrolling interests.
During the year ended December 31, 2014, ACMP contributed Total revenues of $781 million and Net income (loss) attributable to The Williams Companies, Inc. of $165 million.
Costs related to this acquisition were $16 million in 2014 and are reported within our Williams Partners segment and included in Selling, general, and administrative expenses in the Consolidated Statement of Operations. Direct transaction costs associated with financing commitments were $9 million in 2014 and reported within Interest incurred in the Consolidated Statement of Operations. Equity earnings (losses) within the Consolidated Statement of Operations in 2014 includes $19 million of equity losses associated with certain compensation-related costs at ACMP that were triggered by the acquisition.
Eagle Ford Gathering System
In May 2015, WPZ acquired a gathering system comprised of approximately 140 miles of pipeline and a sour gas compression facility in the Eagle Ford Shale for $112 million. The acquisition was accounted for as a business combination, and the allocation of the acquisition-date fair value of the major classes of assets acquired includes $80 million of Property, plant, and equipment – net and $32 million of Intangible assets – net of accumulated amortization in the Consolidated Balance Sheet. Changes to the preliminary allocation disclosed in the second quarter of 2015 reflect an increase of $20 million in Property, plant, and equipment – net, and a decrease of $20 million in Intangible assets – net of accumulated amortization.
UEOM Equity-Method Investment
In June 2015, WPZ acquired an approximate 13 percent additional interest in its equity-method investment, UEOM, for $357 million. Following the acquisition WPZ owns approximately 62 percent of UEOM. However, WPZ continues to account for this as an equity-method investment because WPZ does not control UEOM due to the significant participatory rights of its partner. In connection with the acquisition of the additional interest, we agreed to waive approximately $2 million of our WPZ IDR payments each quarter through 2017. See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies for discussion of agreement with WPZ wherein we permanently waived IDR payment obligations from WPZ.